UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        |_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                          Touchstone Funds Group Trust

               (Exact Name of Registrant as Specified in Charter)


                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202

 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                 (800) 543-0407

                        (Area Code and Telephone Number)

                                    [INSERT]

                     (Name and Address of Agent for Service)

                                   Copies to:

      John Ford, Esq.                and to            Jay S. Fitton, Esq.
Morgan, Lewis & Bockius LLP                       Integrated Investment Services
     1701 Market Street                             303 Broad Way, Suite 1100
   Philadelphia, PA 19103                              Cincinnati, OH 45202
        215-963-5110                                       513-362-8314

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on May 4, 2007 pursuant to Rule 488.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

May 4, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND

Dear Shareholder:

On behalf of the Board of Trustees of the Touchstone Funds Group Trust (the "Trust"), we are pleased to invite you to a Special Meeting of Shareholders (the "Meeting") of the Trust with respect to the Touchstone Pitcairn Select Value Fund ("Select Value"), a series of the Trust, to be held at 10:00 a.m. Eastern Time on June 22, 2007 at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

At the Meeting you will be asked to approve an Agreement and Plan of Reorganization, between Select Value and Touchstone Diversified Value Fund ("Diversified Value"), each a series of the Trust, under which Select Value will merge into Diversified Value (the "Reorganization").

The Board of Trustees of the Trust unanimously approved the Agreement and Plan of Reorganization at a meeting held on February 22, 2007. The Board of Trustees recommends that you vote FOR the Reorganization.

The details of the proposed Agreement and Plan of Reorganization are set forth in the Prospectus/Proxy Statement that accompanies this letter, including details about Diversified Value's investment objective and policies, portfolio management and fees and expenses that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers following this letter.

Shareholders may cast their votes by mail, by telephone, through the Internet or in person, according to the instructions provided in the enclosed proxy materials.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Meeting, forty percent of shares must be represented in person or by proxy. Please vote promptly.

If you have any questions regarding the Reorganization, please call 1-800-543-0407.

We thank you for considering this proposal carefully and for your continued confidence in and support of the Trust.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

              QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

      While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, below is a brief overview of the proposal, which will require your vote.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON JUNE 22, 2007?

A. The Board of Trustees of the Touchstone Funds Group Trust (the "Trust") has called a Special Meeting at which you will be asked to vote on the reorganization (the "Reorganization") of Touchstone Pitcairn Select Value Fund ("Select Value"), into Touchstone Diversified Value Fund ("Diversified Value"), each a series of the Trust.

Q.    WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees of the Trust unanimously approved the Reorganization after reviewing detailed information about the Reorganization provided by the management of the Trust and reviewed various factors about Diversified Value and Select Value and the proposed Reorganization. The Trustees noted that Diversified Value has an identical investment objective and substantially similar strategies to Select Value. In addition, on a pro forma basis after the Reorganization, total net operating expenses of Diversified Value are anticipated to be less than those of Select Value. After consideration of these factors, together with other factors and information considered to be relevant, the Board of Trustees determined that the proposed Reorganization was in the best interests of Select Value and its shareholders.

      The Board of Trustees recommends that you vote FOR the Reorganization.

Q.    WHAT WILL HAPPEN TO MY EXISTING SHARES?

A. Your shares of Select Value will be exchanged for shares of Diversified Value. Therefore, if you currently own Class II shares of Select Value, you will receive Class A shares of Diversified Value. You will not pay any sales charges in connection with the Reorganization. The shares of Diversified Value that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of Select Value immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q. WHAT ARE THE DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES OF SELECT VALUE AND DIVERSIFIED VALUE?

A. The investment objective of Select Value is identical to that of Diversified Value. The investment strategies of Select Value are substantially similar to those of Diversified Value. However, Select Value is a non-diversified fund while Diversified Value is a diversified fund. Non-diversified funds have fewer investments than diversified funds of comparable size. Because non-diversified funds generally invest in a small number of issuers, they are more susceptible to any single economic, political or regulatory event affecting those issuers than diversified funds.

Q.    WILL I INCUR ANY TRANSACTION COSTS AS A RESULT OF THE REORGANIZATION?

A. No. Shareholders will not incur any transaction costs (e.g., sales charges or redemption fees) as a result of the Reorganization.

Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about June 22, 2007.

Q.    WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is expected to be a tax free transaction for federal income tax purposes.

Q.    WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders of Select Value do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will consider other possible courses of action in the best interests of shareholders.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Trust by calling 1-800-543-0407.

                      PLEASE VOTE THE ENCLOSED PROXY CARD.
                          YOUR VOTE IS VERY IMPORTANT!

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                                   a series of
                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        BY AND IN EXCHANGE FOR SHARES OF

                        TOUCHSTONE DIVERSIFIED VALUE FUND
                                   a series of
                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                           PROSPECTUS/PROXY STATEMENT

                                   MAY 4, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of Touchstone Pitcairn Select Value Fund ("Select Value"), a series of Touchstone Funds Group Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on June 22, 2007 at 10:00 a.m. Eastern Time at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and any adjournments thereof (the "Meeting").

                                     GENERAL

Subject to the approval of Select Value's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Select Value into Touchstone Diversified Value Fund ("Diversified Value"), also a series of the Trust. Select Value and Diversified Value are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

In the Reorganization, all of the assets of Select Value will be acquired by Diversified Value in exchange for Class A shares of Diversified Value and the assumption by Diversified Value of the liabilities of Select Value (the "Reorganization"). If the Reorganization is approved, Class A shares of Diversified Value will be distributed to each shareholder in liquidation of Select Value and Select Value will be terminated as a series of the Trust. Shareholders of Select Value will then hold that number of full and fractional shares of Diversified Value which have an aggregate net asset value equal to the aggregate net asset value of their shares of Select Value as of the close of business on the day immediately prior to the Reorganization.

Select Value and Diversified Value are each separate series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Select Value is identical to that of Diversified Value, as follows:

--------------------------------------------------------------------------------
                  Fund                                   Investment Objective
--------------------------------------------------------------------------------
Select Value                                      Long-term capital appreciation
--------------------------------------------------------------------------------
Diversified Value                                 Long-term capital appreciation
--------------------------------------------------------------------------------

The investment strategies for Select Value are substantially similar to those of Diversified Value. However, Select Value is a non-diversified fund. Diversified Value is a diversified fund. Non-diversified funds have fewer investments than diversified funds of comparable size. Because non-diversified funds generally invest in a small number of issuers, they are more susceptible to any single economic, political or regulatory event affecting those issuers than diversified funds.

This Prospectus/Proxy Statement explains concisely the information about Diversified Value that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

-------------------------------------------------------------------------------------------------------------------------
Information about Select Value:                                       How to Obtain this Information:
-------------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Select Value, dated February 1,   Copies are available upon request and without 2007
                                                                      charge if you:

Statement of Additional Information of the Trust relating to Select   o Write to the Trust at the address listed on the
of Value, dated February 1, 2007 Annual Report of the Trust relating    cover page this Prospectus/Proxy Statement; or
to Select Value for the fiscal year ended September 30, 2006
                                                                      o Call (800) 543-0407 toll-free.

-------------------------------------------------------------------------------------------------------------------------
Information about Diversified Value:                                  How to Obtain this Information:
-------------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Diversified Value, dated          Copies are available upon request and without
February 1, 2007 (which accompanies this Prospectus/Proxy             charge if you:
Statement)
                                                                      o Write to the Trust at the address listed on the
Statement of Additional Information of the Trust relating to            cover page of this Prospectus/Proxy Statement; or
Diversified Value, dated February 1, 2007
                                                                      o Call (800) 543-0407 toll-free.
Annual Report of the Trust relating to Diversified Value for the fiscal year ended September 30, 2006

-------------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
-------------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated May 4, 2007, which          A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:

                                                                      o Write to the Trust at the address listed on the
                                                                        cover page of this Prospectus/Proxy Statement; or

                                                                      o Call (800) 543-0407 toll-free.
-------------------------------------------------------------------------------------------------------------------------

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov. These documents can also be inspected and copied at public reference facilities maintained by the Commission in Washington, D.C. and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175
W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Select Value and Diversified Value contained in the Prospectus of the Trust dated February 1, 2007 (SEC File No. 811-08104) and the Statement of Additional Information dated February 1, 2007 which includes the financial statements of the Trust relating to Select Value and Diversified Value for the fiscal year ended September 30, 2006 are incorporated by reference in this document. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. The Statement of Additional Information dated May 4, 2007 relating to this Prospectus/Proxy Statement and the Reorganization is also incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

An investment in Diversified Value:
o     is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o     is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS
                                                                            Page
SUMMARY.......................................................................XX
    Why is the Reorganization being proposed?.................................XX
    What are the key features of the Reorganization?..........................XX
    After the Reorganization, what shares of Diversified Value will I own?....XX
    How will the Reorganization affect me?....................................XX
    Will I be able to purchase and redeem shares, change my investment options and receive distributions the same way?...........................XX
    How do the Trustees recommend that I vote?................................XX
    How do the Funds' investment objectives, principal investment strategies and risks compare?.............................................XX
    How do the Funds' fees and expenses compare?..............................XX
    How do the Funds' performance records compare?............................XX
    Who will be the investment advisor of my Fund after the Reorganization?
    What will the advisory and sub-advisory fees be after the Reorganization?.XX What will be the primary federal tax consequences of the Reorganization?..XX
RISKS.........................................................................XX
    Are the risk factors for the Funds similar?...............................XX
    What are the primary risks of investing in each Fund?.....................XX
    Are there any other risks of investing in each Fund?......................XX
INFORMATION ABOUT THE REORGANIZATION..........................................XX
    Reasons for the Reorganization............................................XX
    Agreement and Plan of Reorganization......................................XX
    Federal Income Tax Consequences...........................................XX
    Pro Forma Capitalization..................................................XX
    Distribution of Shares....................................................XX
    Purchase and Redemption Procedures........................................XX
    Exchange Privileges.......................................................XX
    Dividend Policy...........................................................XX
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................XX
    Form of Organization......................................................XX
    Capitalization............................................................XX
    Shareholder Liability.....................................................XX
    Shareholder Meetings and Voting Rights....................................XX
    Liquidation...............................................................XX
    Liability and Indemnification of Trustees.................................XX
VOTING INFORMATION CONCERNING THE MEETING.....................................XX
    Shareholder Information...................................................XX
    Control Persons and Principal Holders of Securities.......................XX
FINANCIAL STATEMENTS AND EXPERTS..............................................XX
LEGAL MATTERS.................................................................XX
ADDITIONAL INFORMATION........................................................XX
OTHER BUSINESS................................................................XX
PROXY CARD....................................................................XX
EXHIBIT A  Form of Agreement and Plan of Reorganization .....................A-1

                                    SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and the copy of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that are managed by Touchstone Advisors, Inc., the advisor to the Trust. The net total operating expenses (total annual fund operating expenses less fee waivers and expense reimbursements) of Diversified Value, assuming the Reorganization is consummated, will be less than those of Select Value. In addition, the average annual total return for Diversified Value was higher than that of Select Value for the one- and five-year periods ended December 31, 2006. Therefore, the Trustees believe that the Reorganization is in the best interests of Select Value's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

      o the transfer in-kind of all of the assets of Select Value to Diversified Value in exchange for Class A shares of Diversified Value;

      o the assumption by Diversified Value of all of the liabilities of Select Value;

      o the liquidation of Select Value by distribution of Class A shares of Diversified Value to Select Value's shareholders; and

      o the structuring of the Reorganization as a tax-free Reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about June 22, 2007.

AFTER THE REORGANIZATION, WHAT SHARES OF DIVERSIFIED VALUE WILL I OWN?

Shareholders owning Class II shares of Select Value will own Class A shares of Diversified Value.

The new shares you receive will have the same total value as your shares of Select Value as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

      o POTENTIAL COST SAVINGS: After the Reorganization, Select Value's shareholders may benefit from lower fund operating expenses. Select Value's and Diversified Value's net total operating expenses (total annual fund operating expenses less fee waivers and expense reimbursements) at current asset levels as of the Trust's most recent fiscal year ended are 1.15% and 1.10%, respectively. It is anticipated that Diversified Value's net total operating expenses will be ____% for Class A shares based upon its anticipated level of assets immediately following the Reorganization.

      o OPERATING EFFICIENCIES: After the Reorganization, operating efficiencies may be achieved by Diversified Value because it will have a greater level of combined assets than Select Value. As of September 30, 2006, Select Value's and Diversified Value's total net assets were approximately $60.0 million and $167.6 million, respectively, which will be combined to give Diversified Value total net assets of approximately $227.6 million after the Reorganization.

After the Reorganization, Select Value will cease to exist and the value of your shares will depend on the performance of Diversified Value. Touchstone Advisors, Inc. will bear the expenses incurred in connection with the Reorganization, except Diversified Value will pay its own federal and state registration fees and any portfolio transaction costs.

Like Select Value, Diversified Value will declare and pay dividends from net investment income quarterly and will distribute net realized capital gains at least annually. These dividends and distributions will continue to be reinvested in the same class of shares of Diversified Value you receive in the Reorganization or, if you have so elected, distributed in cash or invested in other funds of the Trust.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS AND RECEIVE DISTRIBUTIONS THE SAME WAY?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares, and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, exchange shares and receive distributions of Diversified Value in the same way you did for your shares of Select Value before the Reorganization. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees of the Trust, including those Trustees who are not "interested persons" of the Trust, as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of Select Value and Diversified Value, and that shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Select Value.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

The investment objectives of Select Value and Diversified Value are identical. The investment strategies for Select Value are substantially similar to those of Diversified Value. However, Diversified Value is a diversified fund and currently holds approximately 45 stocks. Select Value is a non-diversified fund and will typically own between 25 and 40 stocks.

The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval.

The following tables summarize the investment objectives and principal investment strategies of Select Value and Diversified Value as set forth in each Fund's Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------------------------------
                Select Value                               Diversified Value
--------------------------------------------------------------------------------------------------------
Investment      Long-term capital appreciation.            Long-term capital appreciation.
Objective
--------------------------------------------------------------------------------------------------------
Principal       Invests, under normal market conditions,   Invests, under normal market conditions
Investment      at least 80% of its assets in common       at least 80% of its assets in common
Strategies      stocks of U.S. companies that the          stocks of U.S. companies that the
                sub-adviser believes to be priced below    sub-adviser believes to be priced below
                their true worth.                          their true worth.

                Sub-adviser emphasizes investments in      Sub-adviser emphasizes investments in
                companies that have a market               companies that have a market capitalization
                capitalization in excess of $1.5           in excess of $1.5 billion, although the
                billion, although the Fund may             Fund may invest in companies of any size
                invest in companies of any size in         in order to achieve its investment objective.
                order to achieve its investment
                objective.

                The Fund is a non-diversified fund         The Fund is a diversified fund holding
                holding approximately 25 and 40 stocks.    approximately 45 stocks .

                Sub-adviser analyzes true worth of         Sub-adviser analyzes true worth of stocks by
                stocks by measuring earnings, book         measuring earnings, book value and dividend
                value and dividend paying ability.         paying ability.

                Dividend income is a consideration         Dividend income is a consideration
                incidental to the Fund's investment        incidental to the Fund's investment
                objective.                                 objective.
--------------------------------------------------------------------------------------------------------

Because the Funds have identical investment objectives and substantially similar investment strategies, they are subject to similar risks. The principal risks of investing in Select Value and Diversified Value include:

o Market risk - A Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Fund's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Market capitalization risk - Investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor. To the extent that a Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business events than a fund that invests in larger, more established companies.

o Investment style risk - Different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Select Value is also subject to non-diversification risk. The Fund may have fewer investments than diversified mutual funds of comparable size. Because the Fund may invest in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund's principal investment objective and strategies, and could result in lower returns and loss of market opportunities.
For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to Select Value and Diversified Value.

Because Select Value and Diversified Value have identical investment objectives and substantially similar investment strategies, it is not expected that the securities held by Select Value will be sold in significant amounts in order to comply with the investment policies and practices of Diversified Value in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Diversified Value. Such costs are ultimately borne by Diversified Value's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

Select Value currently offers one class of shares, Class II shares. Diversified Value currently offers two classes of shares, Class A and Class C shares. Select Value shareholders will receive Class A shares of Diversified Value as part of the Reorganization. You will not pay any initial sales charges in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The table entitled "Annual Fund Operating Expenses" shows you what fees and expenses are estimated to be assuming the Reorganization takes place. Class II shares of Select Value are sold at net asset value. Class A shares of Diversified Value will be sold with a front-end sales charge.

The fees and expenses for the shares of Select Value and Diversified Value set forth in the following tables and in the examples are based on the expenses for Select Value and Diversified Value for the fiscal year ended September 30, 2006.

The shares of the Funds are charged the following sales charges. You will not pay any sales charge in connection with the shares of Diversified Value received in the Reorganization. Class A shares of Diversified Value have a front-end sales charge although existing shareholders of Select Value will be able to make additional investments or exchange into other Trust funds without paying a front-end sales charge.
In addition, you will not pay a charge for those shares purchased in connection with the reinvestment of your dividends.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------------------
                                              Select Value         Diversified Value        Diversified Value Pro
                                              Class II             Class A                  Forma After
                                                                                            Reorganization
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases     None                 5.75%(1)                 5.75%
(as a percentage of offering price)
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a           None                 None(2)                  None
percentage of original purchase price or
the amount redeemed, whichever is less)
-------------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                           Up to $15            Up to $15                Up to $15
-------------------------------------------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in the Prospectus.)
(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------------------------------------------
                                              Select Value         Diversified Value        Diversified Value
                                              Class II             Class A                  Class A Pro Forma
                                                                                            After Reorganization
--------------------------------------------------------------------------------------------------------------------
Management Fees                               0.70%(1)             0.70%                    0.70%
--------------------------------------------------------------------------------------------------------------------
Distribution and/or Shareholder Services      0.25%                0.25%                    0.25%
Fees
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                0.30%(2)             0.50%(3)                 XX%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses Before   1.25%                1.45%                    XX%
Contractual Fee Waiver/Expense
Reimbursement
--------------------------------------------------------------------------------------------------------------------
Contractual Fee Waiver/Expense Reimbursement  0.10%                0.35%                    XX%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After    1.15%                1.10%                    XX%
Contractual Fee Waiver/Expense Reimbursement
--------------------------------------------------------------------------------------------------------------------

(1) Investment Advisory Fees paid by the Fund in the most recently completed fiscal year were 0.69%. The Investment Advisory Fees in the table have been restated to reflect the current contractual rate. As a result, the actual Net Total Operating Expenses for the most recently completed fiscal year ended were 1.14%.
(2) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep "Other Expenses" and "Distribution and/or Shareholder Services Fees" from collectively exceeding 0.45% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.
(3) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep "Other Expenses" and "Distribution and/or Shareholder Services Fees" from collectively exceeding 0.40% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Select Value versus Diversified Value and Diversified Value (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect only through March 1, 2008. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

---------------------------------------------------------------------------------------------------
                                                    SELECT VALUE
                       One Year           Three Years          Five Years           Ten Years
Class II                 $117                 $387                $677                $1,502
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED VALUE
                       One Year           Three Years          Five Years           Ten Years
Class A                  $681                 $975               $1,290               $2,182
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  DIVERSIFIED VALUE PRO FORMA AFTER REORGANIZATION
                       One Year           Three Years          Five Years           Ten Years
Class A                   $XX                 $XX                  $XX                 $XX
---------------------------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

The following charts show how Select Value and Diversified Value have performed in the past. Past performance before and after taxes is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the shares of Select Value in each calendar year since the inception of the Fund on August 11, 2000, and for the shares of Diversified Value in each full calendar year since the inception of the Fund on August 4, 2000.

These charts should give you a general idea of the risks of investing in Select Value and Diversified Value by showing how each Fund's return has varied from year-to-year. These charts include the effects of each Fund's expenses. The bar chart for Diversified Value however, does not reflect any sales charges. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                  SELECT VALUE
    -------------------------------------------------------------------------
       -2.19%       -22.18%      30.23%      11.95%      1.46%      16.37%

         01           02           03          04         05          06
    -------------------------------------------------------------------------
                        High Quarter: 2nd - 2003 + 17.46%
                         Low Quarter: 3rd - 2002 -21.21%

                                DIVERSIFIED VALUE
    -------------------------------------------------------------------------
       -4.91%       -13.28%      29.04%      14.13%      4.88%      17.67%

         01           02           03          04         05          06
    -------------------------------------------------------------------------
                        High Quarter: 2nd - 2003 + 17.45%
                         Low Quarter: 3rd - 2002 -17.57%

The next set of tables lists the average annual total return (before and after taxes) of the Class II shares of Select Value and Class A shares of Diversified Value for the past one, five years and since inception (through December 31, 2006). These tables include the effects of Fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2006)

--------------------------------------------------------------------------------
                                                                  From Inception
                               1 Year Ended     5 Years Ended     (8/11/2000) to
                               12/31/06         12/31/06          12/31/06
--------------------------------------------------------------------------------
Select Value -
Class II
--------------------------------------------------------------------------------
Before taxes on distributions  16.37%           6.02%             6.09%
--------------------------------------------------------------------------------
After taxes on distributions   14.61%           4.92%             5.14%
--------------------------------------------------------------------------------
After taxes on distributions   12.96%           4.84%             4.95%
and sales of shares
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)    22.25%           10.86%            8.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               1 Year Ended     5 Years Ended     From Inception
                               12/31/06         12/31/06          (8/04/2000)
                                                                  to 12/31/06
--------------------------------------------------------------------------------
Diversified Value - Class A
--------------------------------------------------------------------------------
Before taxes on distributions  10.90%           8.25%             6.42%
--------------------------------------------------------------------------------
After taxes on distributions   10.09%           7.37%             5.66%
--------------------------------------------------------------------------------
After taxes on distributions   8.12%            6.78%             5.23%
and sale of shares
--------------------------------------------------------------------------------
Russell 1000 Value Index1      22.25%           10.86%            8.64%
--------------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts. Important information about Diversified Value is also contained in management's discussion of Diversified Value's performance which appears in the most recent Annual Report of the Trust relating to Diversified Value.

WHO WILL BE THE INVESTMENT ADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

Management of the Funds

The overall management of Select Value and Diversified Value is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

Touchstone Advisors, Inc. (the "Adviser") is the investment adviser for each Fund. The Adviser has contracted with sub-advisers including the Sub-Adviser (as defined below) to make the day-to-day investment decisions for each of the Funds. The Adviser is responsible for overseeing the Trust's sub-advisers, including the Sub-Adviser, and for making recommendations to the Board of Trustees relating to hiring and replacing the sub-advisers.
Facts about the Adviser:

         -----------------------------------------------------------------------
         As of December 31, 2006, the Adviser had assets under management of approximately $7.8 billion. The Adviser is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
         -----------------------------------------------------------------------

Sub-Adviser

Pitcairn Investment Management (the "Sub-Adviser") is the sub-adviser to each Fund. Pursuant to a Sub-Advisory Agreement with the Adviser, the Sub-Adviser continuously furnishes an investment program for each Fund, makes day-to-day investment decisions on behalf of each Fund, and arranges for the execution of Fund transactions.

Facts about the Sub-Adviser:

         -----------------------------------------------------------------------
         The Sub-Adviser is a division of Pitcairn Trust Company ("PTC").
         As of December 31, 2006, the Sub-Adviser had assets under management of approximately $669.5 million. The Sub-Adviser is located at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046.
         -----------------------------------------------------------------------

Eric Feder and David Larrabee, CFA, are the portfolio managers for Diversified Value. Mr. Feder, who is a Vice President and Chief Investment Officer of the Sub-Adviser and PTC, joined PTC in 1994. Mr. Feder has investment experience dating back to 1995. Mr. Larrabee, who is Vice President of the Sub-Adviser and PTC, joined PTC in 1997. Mr. Larrabee has investment experience dating back to 1994.

Eric Feder and David Larrabee are also the portfolio managers for Select Value.

Advisory Fees

Diversified Value will pay the Adviser a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets.

The Adviser may, at its discretion, reduce or waive its fee or reimburse the Fund for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser is paid by the Adviser for providing sub-advisory services to Diversified Value at the annual rate of 0.55% on the value of the first [$150 million] of the Fund's average daily net assets, and 0.40% on the value of assets above that amount. The Fund does not pay a fee to the Sub-Adviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

It is anticipated that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

Yes. The risk factors are similar due to the identical investment objectives and substantially similar investment strategies of Select Value and Diversified Value.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of any Fund will be positive or that the Funds will meet their investment objectives. Loss of money is a risk of investing in either of these Funds. The following tables and discussions highlight the primary risks associated with an investment in each Fund.

--------------------------------------------------------------------------------
                                      Each of the Funds is subject to Market
                                      Risk.

--------------------------------------------------------------------------------
Diversified Value                     Normally invests the Fund's assets
                                      primarily in common stocks.
--------------------------------------------------------------------------------
Select Value                          Normally invests the Fund's assets
                                      primarily in common stocks.
--------------------------------------------------------------------------------

A Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Fund's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Fund could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Fund that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

--------------------------------------------------------------------------------
                                      Each of the Funds is subject to Market
                                      Capitalization Risk.

--------------------------------------------------------------------------------
Diversified                           Value Normally invests at least 80% of the
                                      Fund's assets in the securities of
                                      companies with market capitalizations in
                                      excess of $1.5 billion.
--------------------------------------------------------------------------------
Select                                Value Normally invests at least 80% of the
                                      Fund's assets in the securities of
                                      companies with market capitalizations in
                                      excess of $1.5 billion.
--------------------------------------------------------------------------------

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of any of the Funds' capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

--------------------------------------------------------------------------------
                                      Each of the Funds is subject to
                                      Investment Style Risk.

--------------------------------------------------------------------------------
Diversified Value                     Invests in "value" stocks.
--------------------------------------------------------------------------------
Select Value                          Invests in "value" stocks.
--------------------------------------------------------------------------------

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

--------------------------------------------------------------------------------
                                      Non-Diversification Risk

--------------------------------------------------------------------------------
Diversified Value                     Invests in a diversified portfolio of
                                      stocks.
--------------------------------------------------------------------------------
Select Value                          Invests in a non-diversified portfolio of
                                      stocks.
--------------------------------------------------------------------------------

Select Value is also subject to non-diversification risk. The Fund may have fewer investments than diversified mutual funds of comparable size. Because the Fund may invest in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. Diversified Value is not subject to non-diversification risk.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

FOREIGN SECURITIES: Each of the Funds may invest in foreign securities and foreign currency denominated securities. Investments in foreign securities and in foreign currency denominated securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

ACTIVE TRADING RISK: The Funds may engage in active and frequent trading of Fund securities to achieve their principal investment objective. Frequent trading also increases brokerage and transaction costs, which could detract from a Fund's performance.

OTHER RISKS: Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund's principal investment objective and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

The Reorganization is designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that are managed by Touchstone Advisors, Inc., the investment adviser to the Trust. The Reorganization may lead to potential efficiencies and economies of scale for shareholders. Also, the Reorganization could result in lower operating expenses by reducing certain fund expenses associated with operating multiple funds.

At a regular meeting held on February 22, 2007, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of Select Value, and that the interests of existing shareholders of Select Value will not be diluted as a result of the transaction contemplated by the Reorganization.

In evaluating the Reorganization, the Board requested and reviewed, with assistance of independent counsel, materials furnished by the Adviser. These materials included written information regarding operations and financial conditions of the Funds, principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for Select Value and its respective shareholders. The Trustees noted that Diversified Value will have an identical investment objective and substantially similar investment strategies to those of Select Value. In addition, on a pro forma basis after the Reorganization, total net operating expenses of Diversified Value are anticipated to be lower than those of Select Value. The Trustees also noted that Diversified Value's overall performance has been better than that of Select Value since their inceptions in August, 2000.

The Trustees considered the relative sizes and operating efficiencies of Select Value joining with Diversified Value into a larger combined entity, as well as their investment styles. As of September 30, 2006, the Funds' combined assets would have been approximately $227.6 million, which could lead to operating efficiencies and lower operating costs for the Funds' shareholders.

In addition, the Trustees considered, among other things:

      o     the terms and conditions of the Reorganization;

      o the investment advisory and other fees paid by the Funds and the projected expense ratios of Diversified Value as compared with those of Select Value;

      o the advice and recommendation of the Adviser, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of Select Value and its shareholders;

      o the expenses of the Reorganization would not be borne by Select Value's shareholders;

      o the historical investment performance record of Diversified Value and expected continuity of day-to-day Fund management through the Sub-Adviser;

      o the identical investment objectives and substantially similar investment strategies of the Funds and their compatibility of each other;

      o the fact that Diversified Value will assume all of the liabilities of Select Value;

      o the benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

      o the anticipated tax-free nature of the Reorganization for Select Value and its shareholders; and

      o alternatives available to shareholders of Select Value, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of Select Value and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Select Value for approval.

The Trustees of the Trust, including the Disinterested Trustees, have also approved the Plan on behalf of Diversified Value.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (the copy of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of Select Value will be acquired by Diversified Value in exchange for Class A shares of Diversified Value, and the assumption by Diversified Value of all of the liabilities of Select Value on or about June 22, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Select Value will endeavor to discharge all of its known liabilities and obligations. Select Value will prepare an unaudited statement of its assets and liabilities as of the close of business on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately preceding the Closing Date (the "Valuation Date").

At or prior to the Closing Date, Select Value will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A shares of Diversified Value to be received by the shareholders of Select Value will be determined by multiplying the number of outstanding Class II shares of Select Value by a ratio which shall be computed by dividing the net asset value per share of the Class II shares of Select Value by the net asset value per share of the Class A shares of Diversified Value. These computations will take place as of the Valuation Date. Integrated Investment Services, Inc., the accounting agent of the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Diversified Value, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

As soon after the Closing Date as conveniently practicable, Select Value will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Diversified Value received by Select Value. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Select Value's shareholders on Diversified Value's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Diversified Value due to Select Value's shareholders. All issued and outstanding shares of Select Value will be canceled. The shares of Diversified Value to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, Select Value will be terminated as series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Select Value's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Select Value's shareholders, a Plan may be terminated: (a) by the mutual agreement of Select Value and Diversified Value; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days; or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is consummated, the Adviser will bear the expenses incurred in connection with the Reorganization.

If Select Value's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Diversified Value and Select Value, as applicable, will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

      (1) The transfer of all of the assets of Select Value solely in exchange for shares of Diversified Value and the assumption by Diversified Value of the liabilities of Select Value followed by the distribution of Diversified Value's shares to the shareholders of Select Value in dissolution and liquidation of Select Value, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Diversified Value and Select Value will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) No gain or loss will be recognized by Diversified Value upon the receipt of the assets of Select Value solely in exchange for the shares of Diversified Value and the assumption by Diversified Value of the liabilities of Select Value;

      (3) No gain or loss will be recognized by Select Value upon the transfer of all of its assets to Diversified Value solely in exchange for Diversified Value's shares and the assumption by Diversified Value of the liabilities of Select Value or upon the distribution (whether actual or constructive) of Diversified Value's shares to Select Value's shareholders in exchange for their shares of Select Value;

      (4) No gain or loss will be recognized by Select Value's shareholders upon the exchange of their shares of Select Value for shares of Diversified Value in liquidation of Select Value;

      (5) The aggregate tax basis of the shares of Diversified Value received by each shareholder of Select Value pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Select Value held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Diversified Value received by each shareholder of Select Value will include the period during which the shares of Select Value exchanged therefor were held by such shareholder (provided that the shares of Select Value were held as a capital asset on the date of the Reorganization);

      (6) The tax basis of the assets of Select Value acquired by Diversified Value will be the same as the tax basis of such assets to Select Value immediately prior to the Reorganization, and the holding period of such assets in the hands of Diversified Value will include the period during which the assets were held by Select Value; and

      (7) Diversified Value will succeed to and take into account capital loss carryovers, if any, of Select Value described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the regulations thereunder.

No opinion, however, will be expressed as to the effect of the Reorganization on
(i) Select Value or Diversified Value with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of Select Value that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions and such representations as Morgan, Lewis & Bockius LLP may reasonably request.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of Select Value would recognize a taxable gain or loss equal to the difference between its tax basis in its Select Value shares and the fair market value of the shares of Diversified Value it received.

Diversified Value's utilization after the Reorganization of any pre-Reorganization losses realized by Select Value to offset gains realized by Diversified Value could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of Select Value and Diversified Value, and the capitalization of Diversified Value on a pro forma basis as of March 31, 2007, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately ____ Class A share of Diversified Value for each Class II share of Select Value.

              CAPITALIZATION OF SELECT VALUE, DIVERSIFIED VALUE AND
                          DIVERSIFIED VALUE (PRO FORMA)

----------------------------------------------------------------------------------------------------------------------
                              Select Value         Diversified Value        Adjustments       Diversified Value Pro
                                                                                                   Forma (After
                                                                                                Reorganization)(a)
----------------------------------------------------------------------------------------------------------------------
Net Assets
Class II                  $                      $                                           ---
Class A                   ---                    ---                                         $
Total Net Assets          $                      $                                           $
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share
Class II                  $                      $                                           ---
Class A                   ---                    ---                                         $
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
Class II                                                                                     ---
Class A                   ---                    ---
Total Shares
Outstanding
----------------------------------------------------------------------------------------------------------------------

(a) Reflects change in shares outstanding due to the issuance of Class A shares of Diversified Value in exchange for Class II shares of Select Value.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

Touchstone Securities, Inc. is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of the Trust's shares. Shares of the Funds are sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Funds. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is an affiliate of the Adviser by reason of common ownership.

Diversified Value offers Class A and Class C shares. Class A shares are subject to a maximum front-end sales charge of 5.75% while Class C shares are subject to 1.00% of CDSC if shares are held less than 1 year. Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of investor's purchase payment would be invested in the Fund. Class C shares are not involved in the Reorganization.

Diversified Value has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares. The plan allows Diversified Value to pay Touchstone Securities, Inc. distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, Diversified Value pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. With respect to Class II shares, Select Value has adopted a plan of distribution and shareholder service under which Touchstone Securities, Inc. is paid up to, but not exceeding 1.00% in the aggregate, with 0.25% for shareholder service fees and 0.75% for distribution payments. However, Class II shares currently only assess shareholder service fees.

In the proposed Reorganization, Class II shareholders of Select Value will receive Class A shares of Diversified Value. Class A shares of Diversified Value to be issued upon consummation of the Reorganization will be issued at net asset value and no sales charges will be imposed. Shareholders who receive Class A shares in the Reorganization will be able to buy additional Class A shares without a sales charge. Select Value does not impose sales charges for Class II shares.

More detailed descriptions of the Diversified Value Class A shares and the distribution arrangements applicable to each class of shares is contained in the Prospectus and Statement of Additional Information relating to Diversified Value.

PURCHASE AND REDEMPTION PROCEDURES

The Funds have the same purchase and redemption procedures. Class II shares of Select Value and Class A shares of Diversified Value each have a minimum initial purchase requirement of $2,500. The minimum subsequent purchase requirement for each is $50 ($25 if the subsequent investment is made through a systematic investment plan). For more information, see "Purchasing Your Shares" in the Trust Prospectus. Select Value's and Diversified Value's shares may each be redeemed by telephone, by Internet, by mail, by wire or through accounts with certain brokers and other financial institutions. Payments for redemptions of each Fund are sent within seven days (normally within 3 business days) after receipt of a proper redemption request. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Trust's Prospectus. All investments in the Funds are invested in full and fractional shares.

The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

The Funds have similar exchange privileges. You may exchange Class II shares of Select Value and Class A of Diversified Value for the corresponding class of shares of another Touchstone Fund at net asset value, subject to any applicable limitations resulting from the closing of Touchstone Funds to new investors. You do not have to pay any fee for your exchange of shares of the Funds. Additional information concerning the Funds' exchange privileges is contained in the Trust's Prospectus.

DIVIDEND POLICY

Each Fund has the same dividend distribution policy. Each Fund distributes its income quarterly as a dividend to shareholders and distributes its capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund, or paid in cash, if you have elected this option. See the Trust's Prospectus for further information concerning dividends and distributions.

After the Reorganization, shareholders of Select Value who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Diversified Value reinvested in the same class of shares of Diversified Value. Shareholders of Select Value who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Diversified Value in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Diversified Value.

Select Value and Diversified Value have each qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

The operations of the Trust are governed by its Amended and Restated Agreement and Declaration of Trust, as amended, and Amended and Restated By-Laws, and applicable Delaware law. The organizational documents of the Trust are referred to generically in this section of the Prospectus/Proxy Statement as the Declaration of Trust and By-Laws. Shareholders entitled to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The following information summarizes shareholders' rights under the Amended and Restated Declaration of Trust and Amended and Restated By-Laws. The rights of Select Value shareholders and Diversified Value shareholders are the same under these documents.

FORM OF ORGANIZATION

As noted above, the Trust is organized as a Delaware statutory trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of Select Value, Diversified Value and other mutual funds of various asset classes. The Trust is governed by its Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware and federal law.

CAPITALIZATION

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.01 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Select Value offers Class II shares. Diversified Value offers Class A and Class C shares. Class C shares are not involved in the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable.

Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust's Declaration of Trust (a) contains an express disclaimer of shareholder liability for obligations of the Trust; (b) requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or its Trustees; and (c) provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law;
(2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

The Trust on behalf of Select Value or Diversified Value is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the shares then outstanding. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, forty percent (40%) of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting, but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Trust requires, when a quorum is present at a meeting, the affirmative vote of a majority (greater than 50%) of the shares voted, and a plurality of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees.

Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. The Declaration of Trust of the Trust provides that the Board of Trustees may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company, provided such merger or consolidation is authorized by vote of a majority of the outstanding shares of the Trust or the Fund, as applicable.

LIQUIDATION

In the event of the liquidation of the Trust or a Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

The Declaration of Trust of the Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee of the Trust. Under the Declaration of Trust of the Trust, a Trustee may be liable to the Trust or any shareholder of the Trust by reason of such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of Select Value in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, June 22, 2007, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Select Value on or about May 14, 2007.

The Board of Trustees of the Trust has fixed the close of business on April 23, 2007 as the record date (the "Record Date") for determining the shareholders of Select Value entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof.
In voting for the Reorganization, each full share of Select Value is entitled to one vote and any fractional share is entitled to a fractional vote.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone or through the Internet or attend in person. Guidelines on voting by proxy card are immediately after the Notice of Special Meeting and telephonic and Internet voting instructions are included on the proxy card.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the interest represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of Select Value present at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least forty percent (40%) of the votes at any shareholders' meeting).

Proxy solicitations will be made primarily by mail, but beginning on or about May 14, 2007 proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of Select Value (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ___, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Adviser whether or not shareholders approve the Reorganization. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan, which must be approved by a majority of the shares present.

If shareholders of Select Value do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of Select Value who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Diversified Value that they receive in the transaction at their then-current net asset value. Shares of Select Value may be redeemed at any time prior to the Reorganization. Shareholders of Select Value may wish to consult their tax advisors as to any different consequences of redeeming or exchanging their shares prior to the Reorganization.

The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Select Value whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of the shareholders of Diversified Value are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

The shareholders of Select Value at the close of business on April 23, 2007 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Select Value owned as of the Record Date. As of the Record Date, the total number of shares of Select Value outstanding and entitled to vote was:
______________

As of April 23, 2007, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Select Value.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On April 23, 2007, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of Select Value or Diversified Value's outstanding shares.

[List any owners who owned more than 5% of any Funds' shares as of the Record Date.]

                        FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust, for the year ended as of September 30, 2006, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Diversified Value will be passed upon by Morgan, Lewis & Bockius LLP.

                             ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at Washington, D.C. 20549-0102, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXY
             CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

April 23, 2007

                                   PROXY CARD

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND

The undersigned shareholder of the Touchstone Pitcairn Select Value Fund ("Select Value"), a series of Touchstone Funds Group Trust (the "Trust"), hereby appoints [ ] the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of Select Value standing in the name of the undersigned at the close of business on April 23, 2007, at a Special Meeting of Shareholders to be held at the offices of the Trust at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, at 10:00 a.m. Eastern Time, on June 22, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

      To approve an Agreement and Plan of Reorganization providing for the transfer of all of assets of Select Value to Touchstone Diversified Value Fund ("Diversified Value"), a series of the Trust, in exchange for Diversified Value's Class A shares having an aggregate net asset value equal to the value of Select Value's net assets and the assumption by Diversified Value of all of the liabilities of Select Value. Class A shares of Diversified Value received in the Reorganization will be distributed by Select Value to its shareholders in liquidation of Select Value, after which Select Value will cease operations.

      |_|      FOR               |_|     AGAINST           |_|      ABSTAIN

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Prospectus/Proxy Statement is acknowledged.

Dated:
       -----------------------


------------------------------
Title


------------------------------
Signature


------------------------------
Signature

Please sign, date and return the proxy card promptly using the enclosed envelope.

                                                                       Exhibit A
                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [22nd day of February], 2007, by and between Touchstone Funds Group Trust, a Delaware statutory trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Trust"), with respect to its Touchstone Diversified Value Fund series (the "Acquiring Fund"), and the Fund, with respect to its Touchstone Pitcairn Select Value Fund series (the "Selling Fund," and when used collectively with the "Acquiring Fund," the "Funds").

      The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of the Trust and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not "interested persons," as such term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds' respective existing shareholders will not be diluted as a result;

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would either violate the Selling Fund's fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Fund shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Class A shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph
2.2. Holders of Class II shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by Integrated Investment Services, Inc., the Funds' accounting agent, in accordance with its regular practice in pricing the shares and assets of the Funds.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 22, 2007 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading, or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

      3.4 CUSTODIAN'S CERTIFICATE. PFPC Trust Company, as custodian for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provisions for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund as of September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since September 30, 2006, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund as of September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since September 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by the Fund's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Fund's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 With respect to the Selling Fund, the Fund shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius LLP dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of the Trust, which is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

            (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

            (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

            (f) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Fund.

         7.3 With respect to the Acquiring Fund, the Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

            (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

            (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

            (e) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (f) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

      Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 The Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

            (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to shareholders of the Selling Fund.

            (d) No gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their shares of the Selling Fund for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

            (e) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Selling Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

            (f) The holding period of the Acquiring Fund Shares received by the shareholders of the Selling Fund (including fractional shares to which they may be entitled) will include the holding period of the Selling Fund shares surrendered in exchange therefor, provided that the Selling Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

            (g) The tax basis of the assets of the Selling Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the exchange.

            (h) The holding period of the assets of the Selling Fund received by the Acquiring Fund will include the period during which such assets were held by the Selling Fund.

            (i) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

      No opinion will be expressed as to the effect of the Reorganization on (i) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Selling Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

      Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne and paid by Touchstone Advisors, Inc., the investment advisor to the Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. All such fees and expenses so borne and paid by Touchstone Advisors, Inc. shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone Advisors, Inc. to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.

      Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or their Trustees or officers, to the other party. In such event, Touchstone Advisors, Inc. shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to the Fund, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Fund, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                   TOUCHSTONE FUNDS GROUP TRUST ON BEHALF OF
                                   TOUCHSTONE PITCAIRN SELECT VALUE FUND

                                   By:
                                      -----------------------------------------

                                   Name: Jill T. McGruder
                                   Title: President

                                   TOUCHSTONE FUNDS GROUP TRUST ON BEHALF OF
                                   TOUCHSTONE DIVERSIFIED VALUE FUND

                                   By:
                                      -----------------------------------------

                                   Name: Jill T. McGruder
                                   Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 4, 2007

                            ACQUISITION OF ASSETS OF

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407

                        BY AND IN EXCHANGE FOR SHARES OF

                        TOUCHSTONE DIVERSIFIED VALUE FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May 4, 2007, relating specifically to the proposed transfer of all of the assets and liabilities of Touchstone Pitcairn Select Value Fund ("Select Value"), a series of Touchstone Funds Group Trust (the "Trust"), in exchange for Class A shares of Touchstone Diversified Value Fund ("Diversified Value "), a series of the Trust, and the assumption by the Diversified Value of all of the liabilities of Select Value. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of the Trust relating to Select Value and Diversified Value dated February 1, 2007; and

(2) Semi-Annual Report of the Trust relating to Select Value and Diversified Value for the six month period ended March 31, 2006.

      A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.